UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2006

         HarborView Mortgage Loan Trust 2006-BU1

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

               Greenwich Capital Financial Products Inc.

(Exact Name of Sponsor as Specified in its Charter)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Current Report Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 28, 2006, in connection with the issuance of $489,234,000 in initial principal balance of HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-BU1 on March 30, 2006, in order to file a revised copy of attachment 23.1, Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.  Attachment 23.1, Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance, Ltd., filed herewith supersedes in its entirety such attachment.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:              /s/ Ara Balabanian

Name:  Ara Balabanian

Title:  Vice President

Dated:  March _31_, 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of PricewaterhouseCoopers LLP, Independent

Registered Public Accounting Firm of XL

Financial Assurance Ltd.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Prospectus Supplement of HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-BU1 comprising part of the Registration Statement (No. 333-127352) of our report dated March 7, 2006 relating to the financial statements of XL Financial Assurance Ltd., which appears as Exhibit 99.2 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2005.  We also consent to the reference to our Firm under the heading “Experts” in such Prospectus Supplement.

          /s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Chartered Accountants

Hamilton, Bermuda

March 30, 2006